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                                                  Exhibit 11
                                                  __________


              CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights", "Shareholder Services - Statements and Reports" and "General Information - Independent Auditors" and to the use of our report dated November 8, 1995, in this Registration Statement (Form N-1A 33-60560) of Alliance Municipal Income Fund II.


                                  /s/ ERNST & YOUNG LLP


New York, New York
January 25, 1996


































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